As filed with the Securities and Exchange Commission on [date]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22553

Miller/Howard High Income Equity Fund
(Exact name of registrant as specified in charter)

10 Dixon Avenue Woodstock, NY			12498
(Address of principal executive offices)			(Zip code)

Annemarie Gilly Miller/Howard Investments, Inc. 10 Dixon Avenue Woodstock, NY 12498
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(845) 679-9166

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2017

Item 1. Reports to Stockholders.

HIGH INCOME
EQUITY FUND

Semi-Annual Report

April 30, 2017

Advised by Miller/Howard Investments, Inc.

Table of Contents

1	Shareholder Letter
10	Allocation of Portfolio Investments
11	Schedule of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statements of Changes in Net Assets
17	Statement of Cash Flows
18	Financial Highlights
19	Notes to Financial Statements
28	Additional Information
32	Privacy Policy
32	Shareholder Proxy Voting Results

April 30, 2017 | Semi-Annual Report

Letter from the Chairman of the Board
April 30, 2017

Dear Shareholders,

Thank you for investing in the Miller/Howard High Income Equity Fund (the "Fund"). Our goal is to provide our shareholders with a high level of income coupled with the potential for capital appreciation. We invest in stocks that we believe will maintain secure dividends and that have the potential to raise those dividends in the future.

Market Summary

Since the start of the Fund's fiscal year on November 1, 2016 through April 30, 2017, the overall equity market rallied, with the S&P 500 Index gaining +13.3% and the Russell 1000 Index gaining +13.5%. After the surprise election of Donald Trump, the broad market enjoyed the prospects of fewer regulations, lower corporate and individual tax rates, and increased infrastructure spending under the new administration, as well as optimism that OPEC's agreement to reduce crude oil production would support crude and natural gas prices. The market rally leveled off during March and April 2017, possibly as the realities of Washington politics were beginning to be felt. Investor optimism tempered seemingly after the decision to pull the first iteration of the new healthcare bill in March, after indications that it wouldn't receive enough votes to pass.

From the beginning of the Fund's fiscal year through the end of February, there was an investor preference for value stocks over growth, but the indices swapped leadership in March and April. The Russell 1000 Growth Index ended the period ahead, returning +15.2%, while the Russell 1000 Value Index returned +11.7%. Dividend income stocks were generally out of favor during the semi-annual period on fears of rising interest rates, with the NASDAQ US Broad Dividend Achievers, an index of stocks with long-term historic dividend growth (though with historically lower yields than our stocks generally), lagging the broad market and posting a gain of +9.7%. The energy sector diverged from the S&P 500's broad equity market rally starting in mid-December, and the S&P 1500 Energy Index returned (0.2)% for the six-month period. West Texas Intermediate ("WTI") crude oil began the fiscal year at $46.86/bbl and ended the period at $49.33, just +5.3% higher than six months prior. Henry Hub Natural Gas started at $2.79/MMBtu, and closed at $3.17/MMbtu on April 30, 2017, posting an increase of +13.4% over the six-month period. These commodity price gains masked significant volatility in the period. Following the OPEC production cut agreement at the end of November, WTI peaked at $54.10, but disappointing inventory reports led to increasing skepticism around the OPEC production cuts. Henry Hub peaked at $3.76/MMbtu in early December, but two months of record warmth in February and March in the northeastern US put downward pressure on prices and demand.

April 30, 2017 | Semi-Annual Report 1

Portfolio Performance1

During the Fund's fiscal semi-annual period ended April 30, 2017, our net asset value per share (NAV) experienced an increase of +14.5%, compared with the S&P 500's +13.3% gain, on a total return basis. As investors may know, the market price of the Fund can sell at a premium or discount to NAV. The Fund's market price (NYSE) return was +18.0% and the Fund's market total return (NYSE with dividends reinvested) was +24.5% for the fiscal semi-annual period ended April 30, 2017. On the last day of the period, the Fund was trading at a 3.3% premium to NAV.

The broad market rally since the November US elections drove strong performance for high beta stocks2 relative to low beta stocks, a tailwind for performance, as the Fund's overweight to high beta stocks contributed to relative returns. High-yielding stocks3 performed poorly in the period due to fears of rising interest rates, with the US Federal Reserve raising rates in December 2016 and March 2017 for the second and third time since the 2008 financial crisis. The underperformance of high-yielding stocks generally was a headwind for our investment process of seeking to invest in stocks that provide a yield greater than the relevant index and which consistently increase their distributions. Our overweight allocation to these stocks relative to the S&P 500 Index detracted from the Fund's performance.

For much of the semi-annual period, the energy sector dominated the headlines. Initial optimism that the OPEC production cut agreement would support higher commodity prices gave way to skepticism driven by generally disappointing crude inventory reports in the first four months of 2017. The Fund had a significant overweight to the energy sector, largely composed of midstream energy transportation and storage companies that have high yields, but also greater leverage and lower distribution coverage (distributable cash flow4/total distributions). As of the end of April, the Fund had a 13.4% weight in the energy sector and a 15.4% weight in midstream MLPs versus 6.3% and 0.0%, respectively, for the S&P 500. The Fund seeks to be diversified by sector and industry, but will likely continue to have an overweight

1 Returns illustrated reflect the total return with dividends reinvested sourced from Bloomberg.

2 High beta stocks are defined as those companies within the S&P 500 that are in beta quintile 5. Beta quintiles are calculated by separating the S&P 500 Index holdings into five equal groups (lowest being quintile one and highest quintile five) based on each security's beta at the beginning of the stated time period. Beta quintile calculations and returns data are sourced from Bloomberg.

3 High-yielding stocks are defined as those companies within the S&P 500 Index that are in dividend deciles six through ten. Dividend deciles are calculated by separating the S&P 500 Index holdings into ten equal groups (lowest being decile one and highest decile ten) based on each security's yield at the beginning of the stated time period. Calculations and returns data are sourced from Bloomberg.

4 Distributable cash flow = adjusted EBITDA – interest expense – maintenance capital expenditure.

2 Semi-Annual Report | April 30, 2017

allocation to midstream energy companies because of what appears to us to be high and growing yields.

The top stock contributors5 relative to the S&P 500 came from the real estate, consumer discretionary, and financials sectors. Within real estate, data center REIT DuPont Fabros Technology (DFT) had returns of over +29% and benefited from positive market sentiment. The company increased its dividend by +6.4% in December and reported two quarters with better than estimated funds-from-operations (a figure used by REITs to measure cash flow from their operations). Prior to this semi-annual period, the GEO Group (GEO) came under pressure after the announcement by the US Department of Justice (DOJ) that it planned to wind down the use of private prisons. The stock immediately rallied following the elections in November. GEO continued its climb as the Department of Homeland Security advisory panel report suggested that private sector prison use would continue, and the DOJ reversed its decision in late February. GEO increased its quarterly dividend by +7.7%, and we took profits on recent strength.

Within the consumer sector, new Fund holding Tupperware (TUP) contributed to relative returns, and the stock price jumped in late April on strong earnings. Tupperware is considered to be the original social marketing opportunity for mid-century American housewives, but it remains an all-American company today in name only. The company gets 90% of sales outside the country, including two-thirds from emerging markets China, Mexico, and Brazil, where it's a leading aspirational brand among a rapidly expanding global middle class.

Finally, financial sector holdings The Blackstone Group (BX) and PacWest Bancorp (PACW) were top relative contributors to performance. Financials were the top performing sector within the S&P 500 Index during the six-month period, on optimism that the new administration would slash regulations in the industry. Blackstone, a global alternative asset manager and financial advisory services company, reported two strong quarters with consensus-beating earnings and revenues. PacWest reported mixed results in the period, with the stock price paring gains after an earnings miss in April.

As previously mentioned, the energy sector dominated the headlines. Initial optimism that the OPEC production cut agreement would support higher commodity prices gave way to skepticism driven by generally disappointing crude inventory reports in the first four months

5 Contributors and detractors to Fund performance are calculated relative to the S&P 500 Index using Bloomberg calculations and data. To obtain our methodology for calculating the best- and worst-performing securities, as well as the list of the contribution to performance for each security, please call us at 845.679.9166.

April 30, 2017 | Semi-Annual Report 3

of 2017. Plains GP Holdings (PAGP), the general partner for Plains All American Pipeline, detracted from returns mainly in reaction to lower crude prices in the first three months of the calendar year. Also within the sector, Genesis Energy (GEL), a midstream Master Limited Partnership6 (MLP) holding, detracted from returns as some segments of the business continued to be weak.

Within the consumer sector, L Brands (LB), a retailer of women's apparel and beauty products through the brands Victoria's Secret and Bath & Body Works, and The Buckle (BKE), casual apparel retailer, were top detractors from performance. L Brands continues to navigate its transition away from swimwear and apparel toward the more on-trend bralette and athleisure categories. Within the company, Bath & Body Works and PINK have continued to perform well, but Victoria's Secret has continued to face headwinds as the company works to lure shoppers from established competitors in these two new categories, bralettes and athleisure. Management did not declare a dividend increase nor a special dividend earlier in the year. We view management's decision as prudent, and we continue to believe the current dividend is safe. Disappointing same store sales has hurt The Buckle, which we bought in December 2016 ahead of its special dividend.

Telecommunications company BT Group (BT) detracted from performance during the six months ending April 30, 2017. In late January, BT provided an update on the investigations within its Italian business. The investigations revealed that the extent and complexity of inappropriate behavior were greater than previously identified. The investigation revealed improper accounting practices and a complex set of improper sales, purchases, and factoring and leasing transactions. We believe the company has properly addressed the situation, including the independent review of the accounting practices in the Italian operations by KPMG and a comprehensive review of BT Group's balance sheet. Further, we believe that maintaining and growing the dividend remains a priority for management, as the company raised its dividend +10% quarter/quarter and year/year in early May. The dividend policy remains progressive, but management expects the 2017/18 dividend growth to be below 10%.

Dividend growth is important to this portfolio because the prices of higher-yielding stocks are based in large part on the income they provide. As income rises, an investor may expect the asset price to increase commensurately (though other factors may enter into this equation in the short term). Thus, we seek companies that not only pay high dividends or distributions now but that also are likely, in our view, to increase dividends in the future. During the reporting

6 Master Limited Partnerships, or MLPs, are publicly traded limited partnerships that must receive income from qualified sources, including real estate or natural resources.

4 Semi-Annual Report | April 30, 2017

period, 33% of our stocks declared dividend increases, with individual increases averaging 8% growth year-over-year, excluding special dividends on an unweighted basis.

We are enhancing the income in the portfolio through the sale of options. For the semi-annual period ended April 30, 2017, we sold put options on 18 positions. Of the 18, we bought one to close the position, 16 expired worthless after we collected the premium, and we had one stock put to us. We also sold calls on 37 positions. Our option positions' notional value represented approximately 11% of total assets as of the end of the period, below the 20% limitation.

As the prospectus indicates, the portfolio managers have the ability to employ modest leverage as a tool to reach our portfolio income objectives. As of April 30, 2017, we have borrowed an amount equal to 17.5% of the managed assets of the Fund at an average interest rate during the semi-annual period of 1.69%. Considering that the underlying portfolio yield is almost three-and-a-half times the borrowing rate, it is an effective income enhancement. The use of leverage could increase volatility but, in our view, the inherent volatility of the portfolio is sufficiently low as to warrant this modest level of leverage.

Distributions to Shareholders

The distribution to shareholders for each month during the semi-annual period was $0.116 per share. The Fund's current indicated yield based on its closing price on the New York Stock Exchange on April 30, 2017 ($13.65) was 10.2%. The current indicated yield based on the Fund's NAV per share ($13.21) was 10.5%. The Fund currently intends to pay monthly distributions to its shareholders. We should note that in each fiscal year, this distribution has been supported by income earned by the Fund. "Income" here means both regular dividends and distributions from MLPs and REITs, which might be considered Return of Capital for tax and GAAP purposes. As discussed previously and as is still the case, the Fund has earned several special dividends during the year. With these special dividends, the premiums from selling options, the regular dividends from the portfolio, and our use of leverage, we expect to continue to generate sufficient income to cover these declared distributions.

Looking Ahead

In the wake of the healthcare reform bill's initial failure in March, political pundits suggested that the administration's ability to move its agenda forward now requires a decision to either shift closer to the so-called Freedom Caucus of fiscal conservatives, or instead to the left in order to gain support from Democrats. It's also not yet clear how the administration will execute on comprehensive tax reform and/or infrastructure spending, which is estimated to be worth up to $1 trillion.

April 30, 2017 | Semi-Annual Report 5

The current Washington debates are a mixed bag for our diversified strategy: Less regulation and rising interest rates could help financials stocks, but the final legislation for healthcare reform could negatively impact pharmaceutical stocks. Income tax reform could lessen the relative attractiveness of REITs, but could also improve after-tax returns of domestic companies and the cash available to pay dividends for multinationals. Regardless, we still think that what matters most in the Fund's portfolio is reliable income generation, and growth of that income over time. Until we gain more clarity, we continue to seek current income and rising income that, in our experience, has most often led to higher prices.

Shareholder Meeting Final Results

The Fund's annual meeting of shareholders was held on February 8, 2017 at the Fund's office, 10 Dixon Avenue, Woodstock, NY. The holders of 12,314,107 shares of the Fund entitled to vote were present at the meeting in person or by proxy. With regard to the election of Class II Trustees, 12,130,343 Shares voted for the election of Mr. Roger Conrad and 12,126,277 Shares voted for the election of Mr. James E. Hillman. These Trustees continue to serve in their capacities as Trustees of the Fund.

Changes to Investment and Disclosure Policies

The Board of Trustees of the Fund has agreed to make changes to the Fund's Investment Policies.

The Fund currently uses leverage to seek to achieve its investment objectives. The Fund currently uses leverage by borrowing funds from banks or other financial institutions. The Fund may also utilize leverage through reverse repurchase agreements, dollar rolls and/or the issuance of preferred shares, as described in the Fund's offering documents. Issuing debt or preferred securities, or borrowing money, is often referred to as traditional leverage, and entering into reverse repurchase agreements, dollar rolls, swaps, futures, forwards and other derivative transactions, and securities lending arrangements, that have similar effects as leverage, is often referred to as effective leverage.

The Fund's current policy states that it will not employ leverage, either traditional or effective leverage, of more than 20% of the Fund's Managed Assets as measured at the time when leverage is incurred. Effective August 15, 2017, the Fund's securities lending activities will not be included in the 20% limitation on leverage.

The changes in the policy are designed to provide the Investment Manager greater flexibility in regard to the Fund's securities lending practice.

6 Semi-Annual Report | April 30, 2017

We thank our shareholders for your participation and appreciate your continued support.

Sincerely,

Lowell G. Miller

Chairman of the Board

April 30, 2017 | Semi-Annual Report 7

Important Disclosures

The views expressed in this report reflect those as of the date this is written and may not reflect the author's views on the date this report is first published or anytime thereafter. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The net asset value of the Fund will fluctuate with the value of the underlying securities. Performance data quoted represents past results. Past performance is no guarantee of future results. The Fund is not able to predict whether its shares will trade above, below, or at net asset value in the future. This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

An investment in the Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following: Non-US markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in non-US markets typically involves higher expenses than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in emerging market countries. There can be no assurance that the Fund will achieve its investment objective.

Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. The Fund may be exposed to liquidity risk that affects the Fund's ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. The Fund invests in small and medium size companies, which carry greater risk than with larger, more established companies.

MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. Changes to current tax law and

8 Semi-Annual Report | April 30, 2017

regulations could affect the treatment of distributions, including (but not limited to) ordinary income, capital gains or return of capital.

The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index represents approximately 92% of market capitalization of the US market.

The Russell 1000 Growth Index is comprised of large- and mid-cap US equities that show characteristics of growth. These characteristics of growth include higher price-to-book ratios and higher forecasted growth.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

The NASDAQ US Broad Dividend Achiever Index is a market cap index composed of stocks that have been selected annually based on stocks of companies that have historically increased and paid dividends annually and are listed on AMEX, NYSE, or NASDAQ.

The S&P 500 Index is a capitalization-weighted index of 500 widely held common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P Composite 1500 Energy Index comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS energy sector.

One cannot invest directly in an index.

April 30, 2017 | Semi-Annual Report 9

Miller/Howard High Income Equity Fund

Allocation of Portfolio Investments
(Expressed as a Percentage of Long-Term Investments)
April 30, 2017
(unaudited)

10 Semi-Annual Report | April 30, 2017

Miller/Howard High Income Equity Fund

Schedule of Investments
April 30, 2017
(unaudited)

	Shares	Fair Value
Common Stock – 79.2%
Business Credit Institutions – 6.1%
Ares Capital Corporation(1)	343,373	$6,043,365
Hercules Capital, Inc.	308,552	4,788,727
		10,832,092
Crude Petroleum & Natural Gas – 4.3%
Royal Dutch Shell plc ADR(1)(2)	141,759	7,671,997
Electric Services – 7.0%
CenterPoint Energy, Inc.	29	827
Covanta Holding Corporation(1)	389,604	5,668,738
Pattern Energy Group Inc.(1)	309,451	6,814,111
		12,483,676
Family Clothing Stores – 1.7%
The Buckle, Inc.	160,437	3,000,172
Fire, Marine, & Casualty Insurance – 2.5%
CNA Financial Corp.	100,000	4,526,000
Investing – 7.6%
The Blackstone Group L.P.(1)	70,097	2,161,792
Federated Investors Inc.	226,189	6,066,389
Main Street Capital Corporation(1)	131,648	5,271,186
		13,499,367
National Commerical Banks – 2.1%
PacWest Bancorp(2)	76,023	3,754,776
Natural Gas Transmission – 11.6%
Brookfield Infrastructure Partners L.P. (Bermuda)(1)	144,010	5,669,693
National Grid plc ADR(1)	134,345	8,714,960
ONEOK, Inc.	116,332	6,120,227
		20,504,880
Petroleum & Petroleum Products – 3.9%
Macquarie Infrastructure Corporation(1)	85,099	6,924,506
Petroleum Refining – 3.5%
Total S.A. ADR(1)	119,873	6,133,901
Pharmaceutical Preparations – 2.5%
GlaxoSmithKline plc ADR(2)	109,529	4,479,736
Pipelines – 5.0%
Pembina Pipeline Corp (Canada)	139,650	4,452,042
Plains GP Holdings, L.P.	148,645	4,425,162
		8,877,204
Plastics Products – 4.4%
Tupperware Brands Corporation	107,700	7,733,937
Radiotelephone Communications – 3.1%
Vodafone Group plc ADR	206,925	5,419,366

See accompanying Notes to Financial Statements | April 30, 2017 | Semi-Annual Report 11

Miller/Howard High Income Equity Fund

Schedule of Investments (continued)
April 30, 2017
(unaudited)

	Shares	Fair Value
Telephone Communications (No Radiotelephone) – 11.3%
AT&T Inc.(1)	110,572	$4,381,968
BCE Inc. (Canada)(1)	126,809	5,778,686
BT Group plc ADR(1)(2)	407,370	8,110,737
Verizon Communications Inc.(1)	37,632	1,727,685
		19,999,076
Women's Clothing Stores – 2.6%
L Brands, Inc.	85,769	4,529,461
Total Common Stock (Cost $145,725,111)		140,370,148
Master Limited Partnerships – 18.7%
Crude Petroleum & Natural Gas – 3.2%
Genesis Energy, L.P.	181,512	5,688,586
Liquefied Petroleum Gas Dealers – 6.1%
AmeriGas Partners, L.P.(1)	169,846	7,646,467
Suburban Propane Partners, L.P.	126,455	3,256,216
		10,902,683
Natural Gas Transmission – 5.1%
MPLX LP	64,648	2,277,549
Williams Partners L.P.(1)	163,793	6,704,048
		8,981,597
Pipelines – 4.3%
Energy Transfer Partners, L.P.(1)	318,404	7,622,580
Total Master Limited Partnerships (Cost $33,512,740)		33,195,446
Real Estate Investment Trusts (REITs) – 19.4%
Camden Property Trust	39,434	3,246,601
DuPont Fabros Technology, Inc.(1)	138,459	7,137,561
Four Corners Property Trust Inc.(2)	222,899	5,200,234
The Geo Group, Inc.(1)	231,968	7,729,157
LaSalle Hotel Properties	213,016	6,083,737
Omega Healthcare Investors, Inc.	153,696	5,071,968
Total Real Estate Investment Trusts (REITs) (Cost $27,163,718)		34,469,258
Short-Term Investments: 3.8%
Morgan Stanley Institutional Liquidity Fund – Treasury Portfolio – 0.61%(3)	6,704,878	6,704,878
Total Short-Term Investments (Cost $6,704,878)		6,704,878
Total Investments – 121.1% (cost $213,106,447)		214,739,730
Total Value of Options Written (Premiums received $450,092) – (0.4%)		(694,695)
Other Assets and Liabilities – (20.7)%		(36,769,828)
Total Net Assets Applicable to Common Stockholders – 100.0%		$177,275,207

12 Semi-Annual Report | April 30, 2017 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Schedule of Investments (continued)
April 30, 2017
(unaudited)

Note: Percentages indicated are based on the net assets of the Fund.

ADR  American Depository Receipt

(1)  All or a portion of this security has been pledged as collateral in connection with the Fund's committed facility agreement. As of April 30, 2017, the total value of securities pledged as collateral for the committed facility agreement was $117,913,138.

(2)  All or a portion of the security represents collateral for outstanding call or put option contracts written.

(3)  Rate indicated is the current yield as of April 30, 2017.

Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Call Options
The Buckle, Inc.	May 2017	$20.00	1,604	$(68,170)
The Geo Group, Inc.	May 2017	33.33	746	(92,317)
L BRANDS, Inc.	May 2017	55.00	857	(88,271)
LaSalle Hotel Properties	May 2017	30.00	1,065	(18,638)
PacWest Bancorp	May 2017	50.00	760	(64,600)
Total S.A. ADR	May 2017	52.50	600	(27,000)
Tupperware Brands Corporation	May 2017	65.00	527	(335,699)
Total Value of Options Written (Premiums received $450,092)				$(694,695)

See accompanying Notes to Financial Statements | April 30, 2017 | Semi-Annual Report 13

Miller/Howard High Income Equity Fund

Statement of Assets and Liabilities
April 30, 2017
(unaudited)

Assets:
Investments in securities, at value (Identified cost – $213,106,447)	$214,739,730
Receivable for investments sold	150,151
Dividends and interest receivable	770,985
Other assets	171,062
Total Assets	215,831,928
Liabilities:
Options written, at fair value (premiums received $450,092)	694,695
Committed facility agreement	37,500,000
Payable to Adviser	176,357
Accrued administration expense	29,382
Accrued interest expense	58,341
Other liabilities	97,946
Total Liabilities	38,556,721
Net Assets	$177,275,207
NET ASSETS consist of:
Paid-in capital	$241,027,257
Undistributed (overdistributed) net investment income	(8,371,155)
Accumulated net realized loss	(56,768,813)
Net unrealized appreciation	1,387,918
$177,275,207
Net Asset Value Per Common Share Outstanding	$13.21

14 Semi-Annual Report | April 30, 2017 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Statement of Operations
For the Period November 1, 2016 through April 30, 2017
(unaudited)

Investment Income:
Dividend income (net of $74,385 foreign withholding tax)	$4,530,181
Interest income	12,049
Securities lending income	20,156
Total Investment Income	4,562,386
Expenses:
Advisory fees	1,049,908
Interest expense	317,122
Professional fees	114,070
Investor support service fee	117,041
Administration fees	79,325
Trustees' fees and expenses	54,353
Compliance fees	34,712
Shareholder reporting expenses	33,633
Transfer agent fees and expenses	12,545
Registration and filing fees	12,407
Custodian fees and expenses	11,499
Miscellaneous	42,740
Total Expenses	1,879,355
Net Investment Income	2,683,031
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,284,860)
Options	1,871,440
Net realized gain (loss)	586,580
Net change in unrealized appreciation (depreciation) on:
Investments	20,380,878
Options	(314,245)
Net change in unrealized appreciation (depreciation)	20,066,633
Net realized and unrealized gain (loss)	20,653,213
Net Increase (Decrease) in Net Assets resulting from Operations	$23,336,244

See accompanying Notes to Financial Statements | April 30, 2017 | Semi-Annual Report 15

Miller/Howard High Income Equity Fund

Statements of Changes in Net Assets

	November 1, 2016 through April 30, 2017 (unaudited)	For the year ended October 31, 2016
Change in Net Assets:
From Operations:
Net investment income	$2,683,031	$8,598,819
Net realized gain (loss)	586,580	(42,795,843)
Net change in unrealized appreciation (depreciation)	20,066,633	20,643,587
Net increase (decrease) in net assets resulting from operations	23,336,244	(13,553,437)
Dividends and Distributions to Shareholders from:
Net investment income	(9,339,079)	(6,257,427)
Return of capital	–	(12,420,323)
Total dividends and distributions to shareholders	(9,339,079)	(18,677,750)
Capital Stock Transactions:
Issuance of 3,730 common shares from reinvestment of distributions	49,238	–
Increase in net assets from Fund share transactions	49,238	–
Total increase (decrease) in net assets	14,046,403	(32,231,187)
Net Assets:
Beginning of period	163,228,804	195,459,991
End of period	$177,275,207	$163,228,804
Accumulated undistributed (overdistributed) net investment income, end of the period	$(8,371,155)	$(1,715,107)

16 Semi-Annual Report | April 30, 2017 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Statement of Cash Flows
For the Period November 1, 2016 through April 30, 2017
(unaudited)

Cash Flows from Operating Activitites:
Net increase in net assets resulting from operations	$23,336,244
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(57,494,932)
Net purchases and sales of short-term investments	(261,820)
Proceeds from sales of long-term investments	58,882,912
Proceeds from option transactions	3,230,421
Return of capital on distributions received	2,212,062
Net decrease in dividends and interest receivable and other assets	26,331
Net decrease in accrued expenses and other liabilities	11,323
Net change in unrealized appreciation (depreciation) of investment securities	(20,066,883)
Net realized gain on investment securities	(585,817)
Cash provided by operating activities	9,289,841
Cash Flows from Financing Activities:
Dividends paid	(9,289,841)
Cash used in financing activities	(9,289,841)
Decrease in cash	–
Cash at beginning of period	–
Cash at end of period	$–
Supplemental Disclosure of Cash Flow and Non-cash Information:
Interest paid	$258,791
Taxes paid	$206

See accompanying Notes to Financial Statements | April 30, 2017 | Semi-Annual Report 17

Miller/Howard High Income Equity Fund

Financial Highlights

	Period from November 1, 2016 through April 30, 2017 (unaudited)		For the year ended October 31, 2016	Period from November 24, 2014(1) through October 31, 2015
Per Common Share Data(2)
Net asset value, beginning of period	$12.16		$14.57	$19.10
Income from Investment Operations
Net investment income (loss)	0.20		0.64	1.02
Net realized and unrealized gains (losses)	1.55		(1.66)	(4.35)
Total from investment operations	1.75		(1.02)	(3.33)
Distributions to Common Stockholders
Net investment income	(0.70)		(0.47)	(1.01)
Return of capital	–		(0.92)	(0.15)
Total distributions to common stockholders	(0.70)		(1.39)	(1.16)
Organizational and Offering costs on issuance of common stock(3)	–		–	(0.04	)(3)
Net asset value, end of period	$13.21		$12.16	$14.57
Per common share market value, end of period	$13.65		$11.57	$13.32
Total investment return based on market value(4)	24.51	%(6)	(2.26)%	(28.39	)%(6)
Total investment return based on net asset value(5)	14.50	%(6)	(6.70)%	(18.39	)%(6)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000's)	$177,275		$163,229	$195,460
Ratio of expenses to average net assets	2.18	%(7)	2.13%	1.84	%(7)
Ratio of net investment income to average net assets	3.11	%(7)	5.04%	6.34	%(7)
Portfolio turnover rate	25	%(6)	85%	46	%(6)

(1)  Commencement of Operations.

(2)  Information presented relates to a share of common stock outstanding for the entire period. Calculated using average shares outstanding method.

(3)  Represents the dilution per common share from offering costs for the period from November 24, 2014 through October 31, 2015.

(4)  Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.

(5)  Total investment return is calculated assuming a purchase of common stock at the net asset value at the beginning of the period (or initial public offering price) and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.

(6)  Not annualized.

(7)  Annualized.

18 Semi-Annual Report | April 30, 2017 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Notes to Financial Statements
April 30, 2017
(unaudited)

1. Organization

Miller/Howard High Income Equity Fund (the "Fund") was formed as a Delaware statutory trust on April 21, 2011, and is registered under the Investment Company Act of 1940 (the "1940 Act") as a closed-end, non-diversified management investment company. The Fund is managed by Miller/Howard Investments, Inc. ("Adviser"). The Fund commenced operations on November 24, 2014. The Fund's stock is listed on the New York Stock Exchange under the symbol "HIE."

The Fund will terminate on November 24, 2024, absent shareholder approval to extend such term. If the Fund's Board of Trustees ("Board") believes that under the current market conditions it is in the best interest of the Fund's shareholders to do so, the Board may extend the termination date for one year, to November 24, 2025, without a shareholder vote upon the affirmative vote of three-quarters of the Board's Trustees then in office.

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective the Fund seeks capital appreciation when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund will attempt to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

A. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there

April 30, 2017 | Semi-Annual Report 19

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2017
(unaudited)

has been no sale on such day, the securities are valued at the mean price. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter ("OTC") market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options).

Other securities may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, and analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

C. Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

20 Semi-Annual Report | April 30, 2017

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2017
(unaudited)

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of April 30, 2017, the Fund's assets and liabilities carried at market value were classified as follows:

Investments In Securities(a)	Total	Level 1	Level 2	Level 3
Assets
Common Stock	$140,370,148	$140,370,148	$–	$–
Master Limited Partnerships	33,195,446	33,195,446	–	–
Real Estate Investment Trusts	34,469,258	34,469,258	–	–
Short-Term Investment(b)	6,704,878	6,704,878	–	–
Total Investments in Securities	$214,739,730	$214,739,730	$–	$–
Liabilities
Written Options	$694,695	$515,570	$179,125	$–

(a) All industry classifications are identified in the Schedule of Investments.

(b) Short-term investment is a sweep investment for cash balances in the Fund at April 30, 2017.

The Fund did not hold any Level 3 securities during the six months ended April 30, 2017.

D. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recognized on the ex-dividend date, and withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

The Fund may hold the securities of real estate investments trusts ("REITs"). Distributions from such investments may include income, capital gains and return of capital. The Fund may also hold the securities of master limited partnerships ("MLPs"). Distributions from such investments may

April 30, 2017 | Semi-Annual Report 21

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2017
(unaudited)

include income and return of capital. The actual character of amounts received during the year is not known until after the REIT and MLP fiscal year ends. The Fund records the character of distributions received from REITs and MLPs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on the information received from the REITs and MLPs after their tax reporting periods conclude.

E. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income, and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities, and payables and receivables arising from trade-date and settlement-date differences.

F. Dividends and Distributions to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to make annual distributions of its "net capital gain" (which is the excess of net long-term capital gains over net short-term capital losses). The Fund will pay common shareholders annually at least 90% of its investment company taxable income. Various factors will affect the level of the Fund's investment company taxable income, such as its asset mix. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

G. Federal Income Taxation

The Fund has elected to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC"). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset

22 Semi-Annual Report | April 30, 2017

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2017
(unaudited)

diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income and its net capital gain. The Fund intends to distribute at least annually all or substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

H. Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund's results of operations and financial position.

The Fund occasionally sells ("writes") put options on securities already held in its portfolio or securities that are candidates for inclusion in the portfolio. The strategy is designed to provide the Fund with the ability to acquire securities that the Adviser is interested in at attractive valuations while generating realized gains as a means to enhance distributions.

The Fund occasionally sells ("writes") call options on securities already held in its portfolio. The strategy is designed to generate realized gains from premiums as a means to enhance distributions.

Written Options – Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation (depreciation). Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain (loss) on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price.

The Fund has adopted the disclosure provision of FASB ASC 815, Derivatives and Hedging. ASC 815 requires enhanced disclosures about the Fund's use of and accounting for derivative instruments and the effect of derivative instruments on the Fund's results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve

April 30, 2017 | Semi-Annual Report 23

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2017
(unaudited)

an economic hedge, the Fund's derivatives are not accounted for as hedging instruments under ASC 815.

Transactions in written options contracts for the period from November 1, 2016 through April 30, 2017, are as follows:

	Contracts	Premium
Options outstanding at November 1, 2016	1,432	$112,602
Options written	46,653	3,235,147
Options closed	(450)	(90,331)
Options exercised	(12,770)	(935,886)
Options expired	(28,706)	(1,871,440)
Options outstanding at April 30, 2017	6,159	$450,092

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at April 30, 2017:

	Liabilities
Derivatives not accounted for as hedging instruments under ASC 815	Location	Fair Value
Written equity options	Options written, at fair value	$694,695

The following table presents the effect of derivatives on the Statement of Operations for the period ended April 30, 2017:

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gains (Losses) on Derivatives	Net Realized Gain (Loss) on Derivatives	Net Unrealized Appreciation (Depreciation) on Derivatives
Written equity options	Options	$1,871,440	($314,245)

I. New Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017.

Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

3. Concentration of Risk

The Fund's investment objective is to seek a high level of current income. Under normal conditions, the Fund will have at least 80% of its total assets (including any assets obtained through leverage) invested in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges. Equity securities the Fund may invest in include

24 Semi-Annual Report | April 30, 2017

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2017
(unaudited)

common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in trust and other entities. The Fund may also invest up to 25% of its total assets in securities of MLPs.

4. Agreements and Related Party Transactions

The Fund has entered into an Investment Advisory Agreement (the "Agreement") with the Adviser. Under the terms of the Agreement, the Fund pays the Adviser a fee equal to an annual rate of 1.00% of the Fund's average weekly Managed Assets (defined as the average weekly total assets minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained though (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies). The Adviser earned $1,049,908 in advisory fees for the period November 1, 2016 through April 30, 2017.

Four Wood Capital Partners LLC ("Four Wood") provides investor support services to the Fund. Such ongoing services include support for investors and financial advisers, consultation with respect to new marketing materials and quarterly reporting to the Board of their activities. The Fund pays Four Wood a monthly fee equal to the annualized rate of 0.12% in year one, 0.12% in year two and 0.11% in year three of the average daily Managed Assets. Four Wood earned $117,041 in fees for the period from November 1, 2016 through April 30, 2017.

U.S. Bancorp Fund Services, LLC serves as the Fund's administrator and fund accountant.

American Stock Transfer & Trust Company, LLC serves as the Fund's transfer agent, registrar and dividend disbursing agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund's custodian.

Two of the Fund's Trustees are employees of the Adviser.

5. Income Taxes

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all or substantially all of its taxable income. Accordingly, no provision for federal income taxes is included in the financial statements.

April 30, 2017 | Semi-Annual Report 25

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2017
(unaudited)

The following information is provided on a tax basis as of October 31, 2016:

Cost of investments	$225,966,448
Unrealized appreciation	$8,772,477
Unrealized depreciation	(28,484,835)
Net unrealized appreciation (depreciation)	$(19,712,358)
Undistributed ordinary income	–
Undistributed long term gains	–
Distributable earnings	–
Other accumulated gain/(loss)	(58,036,857)
Total accumulated gain/(loss)	$(77,749,215)

Unused net capital losses are available to offset future realized gains, without expiration. The Fund has $58,105,987 of unused net capital losses at October 31, 2016, which are treated as arising on the first day of the Fund's next tax year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on U.S. tax returns and state tax returns of the Fund. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. It is the Fund's policy to record interest and penalties related to uncertain tax benefits as a component of income taxes, as appropriate.

6. Investment Transactions

For the period from November 1, 2016 through April 30, 2017, the Fund purchased (at cost) and sold securities (proceeds received) in the amount of $51,394,931 and $59,033,063 (excluding short-term securities), respectively.

7. Common Stock

The Fund has unlimited shares of capital stock authorized and 13,421,654 shares outstanding at April 30, 2017. Transactions in common stock for the period from November 1, 2016 to April 30, 2017, were as follows:

Shares at November 1, 2016	13,417,924
Shares issued through dividend reinvestments	3,730
Shares at April 30, 2017	13,421,654

8. Committed Facility

On December 30, 2014, the Fund entered into a $110,000,000 committed facility agreement. Effective January 29, 2015 the Fund amended the committed facility agreement to reduce the maximum amount available to borrow to $37,500,000. BNP Paribas Prime Brokerage ("BNP") serves as a lender and the lending syndicate agent on behalf of other lenders participating in the facility. Through April 30, 2017, outstanding balances accrued interest at a variable annual rate

26 Semi-Annual Report | April 30, 2017

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2017
(unaudited)

equal to three-month LIBOR plus .65%. Effective May 1, 2017, outstanding balances accrue interest at a variable annual rate equal to three-month LIBOR plus .70%.

The average principal balance and interest rate during the period from November 1, 2016 through April 30, 2017 were $37,500,000 and 1.69%, respectively. At April 30, 2017, the principal balance outstanding was $37,500,000 at an interest rate of 1.82%.

Under the terms of the committed facility agreement, the outstanding principal balance must be collateralized with securities of the Fund in an amount as specified in the agreement. In addition, the Fund must maintain asset coverage required under the 1940 Act. If the Fund fails to maintain the required asset coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At April 30, 2017, the Fund was in compliance with the terms of the committed facility agreement.

9. Securities Lending Rehypothecation

Through an agreement with the Fund, BNP may rehypothecate securities the Fund has pledged as collateral on the committed facility. In return, the Fund receives a discounted interest rate on its borrowed principal and a portion of the income earned on the securities rehypothecated by BNP. At April 30, 2017, BNP had rehypothecated securities with a market value of $36,749,723.

10. Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

April 30, 2017 | Semi-Annual Report 27

Miller/Howard High Income Equity Fund

Additional Information
April 30, 2017
(unaudited)

Trustees and Officer Compensation

The Fund does not compensate any of its Trustees who are "interested persons," as defined in Section 2(a)(19) of the 1940 Act. For the period from November 1, 2016 through April 30, 2017, the aggregate compensation paid by the Fund to the independent Trustees was $51,000. The Fund did not pay any special compensation to any of its Trustees or Officers.

Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser's proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders.

A description of the policies and procedures the Fund used to determine how to vote proxies relating to portfolio securities owned by the Fund is available without charge upon request by calling the Fund at (855) 769-4460. Information regarding how the Fund voted the proxies related to the portfolio of securities during the period ended June 30, 2016 is available without charge by accessing this information on the SEC's web site at www.sec.gov.

Form N-Q

The Fund files its completed schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund's Form N-Q is available without charge upon request by calling the Fund at (855) 769-4460 or by visiting the SEC's web site at www.sec.gov. In addition, you may review and copy the Fund's Form N-Q at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Prospectus and Statement of Additional Information ("SAI")

The disclosure below expands upon the discussion in the Fund's Prospectus and SAI dated November 24, 2014, concerning the Fund's non-fundamental policies and restrictions. With respect to the Fund's non-fundamental investment policies and restrictions, if a percentage restriction on investment policies or the investment or use of assets set forth in the Prospectus or SAI is adhered to at the time a transaction is effected, later changes in the percentage resulting from changing assets values will not be considered a violation.

28 Semi-Annual Report | April 30, 2017

Miller/Howard High Income Equity Fund

Additional Information (continued)
April 30, 2017
(unaudited)

The SAI includes additional information about the Fund and is available upon request without charge by calling the Fund at (855) 769-4460 or by visiting the SEC's web site at www.sec.gov.

Investment Policy Changes

Effective March 1, 2017, the Fund may invest up to 25% of its Total Assets in securities of master limited partnerships (MLPs), generally in the energy sector. This is an increase from the current limit of 15%. The Investment Manager desires to take advantage of moderate valuations in master limited partnerships in relation to long term-prospects. In addition, effective March 1, 2017, the Fund may buy put and call options.

Currently, with respect to the Fund's options writing strategy: "The Fund intends to engage in an options writing strategy consisting principally of writing put options on securities already held in its portfolio or securities that are candidates for inclusion in its portfolio." Further, "the Fund may, to a lesser extent, also engage in covered call writing strategies." The Fund may write covered put and call options up to a notional amount of 20% of the Fund's Total Assets. The Fund's option writing strategy has been amended to state the following: "The Fund intends to engage in an options writing strategy consisting of writing put options on securities already held in its portfolio or securities that are candidates for inclusion in its portfolio. The Fund may also engage in covered call writing strategies."

The changes in the options strategies provide the Investment Manager greater flexibility to take advantage of varying levels of premiums for put and call options.

Repurchase of Securities

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

Certifications

The Fund's President submitted to the New York Stock Exchange ("NYSE") the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

Net Asset Value

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading "World Equity Funds," in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "World Equity Funds."

The Nasdaq symbol for the Net Asset Value per share is "XHIEX." The Net Asset Value per share may be obtained each day by calling the Fund at (855) 769-4460.

Fund Web Site and Portfolio Holdings Disclosure Policy

The Board of Trustees of the Fund has agreed to adopt a revised Website and Portfolio Holdings Disclosure Policy.

April 30, 2017 | Semi-Annual Report 29

Miller/Howard High Income Equity Fund

Additional Information (continued)
April 30, 2017
(unaudited)

The Fund may make available top 10 portfolio holdings, weights, issuer information and other portfolio characteristics on the Fund's website (www.hiefund.com) on a monthly and/or quarterly basis 15 days after the end of the period for which such holdings (and/or other information) are shown. The Fund may make available full portfolio holdings, weights or issuer information on the Fund's website on a monthly and/or quarterly basis 30 days after the end of the period for which such holdings (and/or other information) are shown. The Fund may provide other portfolio information monthly and/or quarterly on the Fund's website 15 days after the end of the period for which such holdings (and/or other information) are shown.

In other cases, the Fund may disclose all or a portion of the portfolio holdings information that has not been included in a filing with the SEC or posted on the Fund's website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient's duties to the Fund as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). Subject to the foregoing restrictions, the Fund may disclose on an ongoing and daily basis public and non-public portfolio holdings information in the normal course of its investment and administrative operations to various service providers, including its investment adviser, independent registered public accounting firm, custodian, financial printer, proxy voting service(s), and to any legal counsel for or in connection with the Fund and the Independent Trustees.

The Adviser may also provide all or certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Public and/or non-public portfolio holdings information may be provided to other persons at any time (including, but not limited to, mutual fund and/or other industry rating firms and other statistical and industry evaluation services) if approved by the Fund's CCO upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund, and the recipient is obligated to not misuse it.

The Fund and the Adviser will periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is materially consistent with the Fund's policy.

There is no assurance that the Fund's policies on portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

In addition, the Fund may publish periodic fact sheets, conference call replays and other information that may be of interest to Fund shareholders.

30 Semi-Annual Report | April 30, 2017

Miller/Howard High Income Equity Fund

Additional Information (continued)
April 30, 2017
(unaudited)

Automatic Dividend Reinvestment Plan (the "Fund's Plan")

Many of you have questions about the Fund's Automatic Dividend Reinvestment Plan. We urge shareholders who want to take advantage of the Fund's Plan and whose shares are held in "Street Name," to consult your financial advisor about participating in the Fund's Plan.

Under the Fund's Automatic Dividend Reinvestment Plan, a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by American Stock Transfer & Trust Company, LLC, the Fund's Transfer Agent, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Fund's Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. A participant in the Fund's Plan may elect to receive all dividends in cash by contacting American Stock Transfer & Trust Company, LLC (the "Plan agent") in writing at the address specified on the back cover or by calling the Plan agent at 1(800) 278-4353. Under the Fund's Plan, whenever the market price of the common shares, including brokerage commissions, is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash distribution, participants in the Fund's Plan will receive newly issued common shares. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the common shares. The valuation date is the distribution payment date or, if that date is not a trading day on the NYSE, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares purchased by the Fund's Plan agent in the open market. If the Fund should declare a distribution payable only in cash, the Plan agent will buy the common shares for the Fund's Plan in the open market, on the NYSE or elsewhere, for the participants' accounts, except that the Plan agent will terminate purchases in the open market and instead the Fund will distribute newly issued shares at a per share rate equal to the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the common shares plus estimated brokerage commissions exceeds net asset value. The automatic reinvestment of dividends and other distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends or other distributions.

April 30, 2017 | Semi-Annual Report 31

Miller/Howard High Income Equity Fund

(unaudited)

Privacy Policy

In order to conduct its business, Miller/Howard High Income Equity Fund, through its transfer agent, American Stock Transfer & Trust Company, LLC, collects and maintains certain nonpublic personal information about its shareholders of record with respect to transactions in shares of the Fund's securities. This information includes the shareholder's name and address, taxpayer identification number, share ownership and/or history, and dividend elections. The Fund does not collect or maintain personal information about its shareholders whose shares are held in "street name" by a financial institution such as a bank or broker.

The Fund does not disclose any nonpublic personal information about the Fund's shareholders or former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information, the Fund restricts access to nonpublic personal information about the Fund's shareholders to those employees who need to know that information to provide services to the Fund's shareholders. The Fund also maintains physical, electronic and procedural safeguards to protect your nonpublic personal information.

Shareholder Proxy Voting Results

The annual meeting of shareholders for the Fund was held on February 8, 2017. The matters considered at the meeting by the Fund with the actual vote tabulations relating to such matters are as follows:

1. To elect Mr. Conrad as a Class II Trustee to the Board of Trustees of the Fund to serve a three-year term expiring in 2020.

	Affirmative	Withheld
Roger Conrad	12,130,343	183,764

2. To elect Mr. Hillman as a Class II Trustee to the Board of Trustees of the Fund to serve a three-year term expiring in 2020.

	Affirmative	Withheld
James E. Hillman	12,126,277	187,830

32 Semi-Annual Report | April 30, 2017

Miller/Howard High Income Equity Fund

Trustees and Officers

Lowell G. Miller,
Trustee, Chairman of the Board, President

James E. Hillman,
Lead Trustee

Roger Conrad,
Trustee

Charles I. Leone,
Trustee

Annemarie Gilly,
Trustee, Chief Operating Officer, Executive Vice President, Secretary

Gerald Wheeler,
Chief Compliance Officer, Chief Legal Officer

Paul Brook,
Chief Financial Officer

John E. Leslie III,
Vice President

Investment Adviser

Miller/Howard Investments, Inc.
P.O. Box 549
Woodstock, NY 12498

Legal Counsel

Shearman & Sterling LLP
599 Lexington Avenue
New York, N.Y. 10022

Custodian

U.S. Bank, N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53202

Transfer Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Fund Administrator

U.S. Bancorp Fund Services, LLC
777 E. Wisconsin Avenue
Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
555 E. Wells Street
Suite 1400
Milwaukee, WI 53202

HIGH INCOME
EQUITY FUND

PO Box 549
Woodstock, NY 12498

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 11/01/16-11/30/16	0	0	0	0
Month #2 12/01/16-12/31/16	0	0	0	0
Month #3 01/01/17-01/31/17	0	0	0	0
Month #4 02/01/17-02/28/17	0	0	0	0
Month #5 03/01/17-03/31/17	0	0	0	0
Month #6 04/01/17-04/30/17	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  1) Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Miller/Howard High Income Equity Fund

By (Signature and Title)	/s/ Lowell G. Miller
Lowell G. Miller, President

Date	July 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Lowell G. Miller
Lowell G. Miller, President

Date	July 7, 2017

By (Signature and Title)	/s/ Paul Brook
Paul Brook, Chief Financial Officer

Date	July 7, 2017

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